UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011

WESTELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 15, 2011, Westell Technologies, Inc., a Delaware corporation (“Westell Technologies”), and its wholly owned subsidiary Westell, Inc. (“Westell” and together with Westell Technologies, the “Company”), completed the previously announced sale of certain assets of the Company’s Customer Networking Solutions (“CNS”) division (other than certain retained business and the HomecloudTM business) to NETGEAR, Inc., a Delaware corporation (“NETGEAR”), and NETGEAR Holdings Limited, a subsidiary of NETGEAR (and together with NETGEAR, “Buyer”), pursuant to an Asset Purchase Agreement (the “Agreement”), dated as of March 17, 2011, between the Company and Buyer.

The total consideration received from the sale was $33.5 million in cash, subject to a post-closing adjustment for the difference between net inventory and a net working capital target, and to the assumption by Buyer of certain specified liabilities. Ten percent (10%) of the purchase price was placed in escrow at closing for one year as security for certain indemnity obligations, including those for any breaches of representations and warranties made by the Company. In connection with the transaction, the Company also agreed to enter into an agreement not to compete with the business being sold for a period of five years.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the press release announcing the completion of the transaction is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 2.02.	Results of Operating and Financial Condition

On April 21, 2011, the Company made available on its website a presentation entitled “Westell Technologies, Inc. Special Investor Presentation Regarding CNS Sale” containing supplemental information. This information is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b)(1) Pro Forma Financial Information

The pro forma unaudited financial information required to be filed in connection with the disposition described in Item 2.01 above is filed as Exhibit 99.1 to this report.

These unaudited pro forma financial statements are presented for illustrative purposes only. They are not necessarily indicative of, and Company management believes that they are not indicative of, the operating results or financial position that would have been achieved had the disposition been consummated as of the dates indicated or of the results that may be obtained in the future.

(d)  Exhibits

Exhibit Number	Description

Exhibit 2.1	Asset Purchase Agreement dated as of March 17, 2011 by and between Westell Technologies, Inc., Westell, Inc., NETGEAR, Inc., and NETGEAR Ltd. (incorporated by reference to Exhibit 2.1 to the Westell Technologies, Inc. Form 8-K dated March 18, 2011)

Exhibit 99.1	Pro forma financial information

Exhibit 99.2	Press Release issued by Westell Technologies, Inc., dated April 18, 2011

Exhibit 99.3	Westell Technologies, Inc. Special Investor Presentation Regarding CNS Sale

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: April 21, 2011	By	/s/ Brian S. Cooper
Brian S. Cooper

Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 2.1	Asset Purchase Agreement dated as of March 17, 2011 by and between Westell Technologies, Inc., Westell, Inc., NETGEAR, Inc., and NETGEAR Ltd. (incorporated by reference to Exhibit 2.1 to the Westell Technologies, Inc. Form 8-K dated March 18, 2011)

Exhibit 99.1	Pro forma financial information

Exhibit 99.2	Press Release issued by Westell Technologies, Inc., dated April 18, 2011

Exhibit 99.3	Westell Technologies, Inc. Special Investor Presentation Regarding CNS Sale

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